EXHIBIT 7

CERTIFICATION
Pursuant to 18 United States Code s. 1350
As adopted pursuant to
Section 906 of the Sarbanes—Oxley Act of 2002

In connection with the Annual Report on Form 40-F of Manulife Financial Corporation (the “Company”) for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   “Dominic D’Alessandro”

Name: Dominic D’Alessandro
Title:   President and Chief Executive Officer

March 25, 2004

CERTIFICATION
Pursuant to 18 United States Code s. 1350
As adopted pursuant to
Section 906 of the Sarbanes—Oxley Act of 2002

In connection with the Annual Report on Form 40-F of Manulife Financial Corporation (the “Company”) for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ “Peter H. Rubenovitch”

Name:	Peter H. Rubenovitch
Title:	Executive Vice President and
Chief Financial Officer

March 25, 2004